AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

October 2019

For the month of October 2019, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.08% and a net return of 0.05%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of 0.30% for the month.

October gross relative performance: -0.22%

Performance for periods ended October 31, 2019 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	8.60%	11.36%	3.44%	3.50%	4.02%
HIT Total Net Rate of Return	8.30%	10.97%	3.04%	3.09%	3.58%
Barclays Aggregate Bond Index	8.85%	11.51%	3.29%	3.24%	3.73%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by some agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. FHA/Ginnie Mae construction/permanent loan certificates (CLC) spreads tightened to Treasuries by approximately 1 bp. Fannie Mae DUS security spreads also tightened with the benchmark 10/9.5s tightening by approximately 1 bp. The HIT had 10.4% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae CLCs and 25.0% in fixed-rate single-asset DUS securities of various structures at the end of October, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s short relative duration as Treasury rates sold off at the long end of the curve. While two-, 5-, and 7-year rates fell by approximately 10, 2 and 1 basis points (bps), respectively, 10- and 30-year rates increased by 3 and 7 bps, respectively. The portfolio is underweight the 30-year part of the curve, which underperformed other maturities. At the end of the month, the HIT had an effective duration of 5.58 years, relative to the benchmark’s 5.88 years.

Negative impacts to the HIT’s relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 60 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of October 31, 2019.
●	Performance by FHA/Ginnie Mae permanent loan certificates (PLC) in the HIT’s portfolio as spreads to Treasuries widened by approximately 6 bps. At the end of October, the HIT had 7.3% of its portfolio invested in Ginnie Mae PLCs, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB)

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AFL-CIO HOUSING INVESTMENT TRUST	October 2019 Performance Commentary

of the Barclays Aggregate. Those returns were 4, 20, 53, and 72 bps, respectively. Approximately 94.6% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 72.0% for the Barclays Aggregate at month end.

●	The portfolio’s overweight to spread-based assets as swap spreads widened across all maturities. Two-, 5-, 7-, and 10-year spreads increased by approximately 2, 1, 2, and 1 bps, respectively. At the end of October, 94.5% of the HIT’s portfolio was invested in spread based assets (5.5% in cash/cash equivalents and Treasuries) compared to 60.2% spread assets in the Barclays Aggregate (39.8% in Treasuries).
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a 9 bps excess return. The HIT was underweight to this sector with a 14.4% allocation versus 26.8% in the Barclays Aggregate at month end.

October 2019 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.07%	0	6.56
Agencies	0.52%	31	4.54
Single family agency MBS (RMBS)	0.35%	9	2.86
Corporates	0.61%	60	7.88
Commercial MBS (CMBS)	0.33%	8	5.26
Asset-backed securities (ABS)	0.27%	-5	2.21
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/19	10/31/19	Change
1 Month	1.858%	1.539%	-0.319%
3 Month	1.807%	1.524%	-0.283%
6 Month	1.813%	1.547%	-0.266%
1 Year	1.745%	1.495%	-0.250%
2 Year	1.622%	1.524%	-0.098%
3 Year	1.560%	1.516%	-0.044%
5 Year	1.544%	1.520%	-0.024%
7 Year	1.613%	1.604%	-0.009%
10 Year	1.665%	1.691%	0.026%
30 Year	2.111%	2.179%	0.069%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	October 2019 Performance Commentary

Portfolio Data as of October 31, 2019

Net Assets	$6,583,454,019
Portfolio Effective Duration	5.581 years
Portfolio Average Coupon	3.26%
Portfolio Current Yield[1]	3.13%
Portfolio Yield to Worst[1]	2.48%
Convexity	0.105
Maturity	10.20 years
Average Price	104.81
Number of Holdings	948

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	17.53%
CMBS – Agency Multifamily*	69.98%
U.S. Treasury Notes/Bonds	4.52%
State Housing Permanent Bonds	5.47%
State Housing Construction Bonds	1.08%
Direct Construction Loan	0.45%
Cash & Short-Term Securities	0.96%

* Includes multifamily MBS (57.56%), multifamily Construction MBS (10.73%),

and AAA Private-Label CMBS (1.70%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	0.96%
0-0.99 years	14.08%
1-2.99 years	13.21%
3-3.99 years	8.13%
4-5.99 years	18.40%
6-7.99 years	26.09%
8-9.99 years	12.58%
10-14.99 years	3.95%
15-19.99 years	1.39%
Over 20 years	1.22%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and includes unfunded commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	October 2019 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	3.04%
1 – 2.99 years	6.32%
3 – 4.99 years	16.46%
5 – 6.99 years	28.57%
7 – 9.99 years	33.58%
10 – 19.99 years	8.94%
Greater than 20 years	3.10%

Quality Distribution:3

U.S. Government or Agency	91.45%
AAA	2.20%
AA	4.94%
A	0.00%
Not Rated	0.45%
Cash	0.96%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

3 Based on total investments and includes unfunded commitments.

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